CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Accounts receivable, allowance for bad debts (in dollars)		$ 0	$ 263
Voting common stock
Common stock, par value (in dollars per share)	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	1	1	1
Common stock, shares outstanding	1	1	1